UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2015
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
 _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 14, 2015, the Board of Directors (the “Board”) of Hi-Crush GP LLC, the general partner of Hi-Crush Partners LP (the “Partnership”), approved a form of the Hi-Crush Partners LP Unit Purchase Program Enrollment Agreement and Terms and Conditions (the “UPP Agreement”), which allows employees and Board members to enroll in the Hi-Crush Partners LP Unit Purchase Program (the “UPP”). The Partnership’s principal executive officer, principal financial officer, and other named executive officers are eligible to participate in the UPP.

The UPP is offered under the Partnership’s Long-Term Incentive Plan as a purchase right for units.   The UPP generally provides participants with the opportunity to purchase common units representing limited partner interests of the Partnership (“Units”) at a discount. A UPP participant who is a Board member or employee earning $1 annual salary may contribute to the UPP by making cash contributions not to exceed $150,000 in the aggregate, while a UPP participant who is an employee earning more than $1 annual salary may contribute to the UPP through payroll deductions not to exceed 35% of such participant’s eligible compensation during the applicable offering period. If the closing market price of Units on February 28, 2017 (the “Purchase Date Price”) is greater than or equal to 90% of the closing market price of Units on a UPP participant’s applicable election date (the “Election Price”), then such participant will receive a number of Units equal to the amount of accumulated payroll deductions or contributions credited to his or her UPP account (the “Contribution”) divided the Election Price, capped at 20,000 Units. If the Purchase Date Price is less than the Election Price, then such participant’s Contribution will be returned to the participant.

The description of the form of UPP Agreement contained in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the form of UPP Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Hi-Crush Partners LP Unit Purchase Program Enrollment Agreement and Terms and Conditions

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: December 16, 2015	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Form of Hi-Crush Partners LP Unit Purchase Program Enrollment Agreement and Terms and Conditions